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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported)        July 7, 2000
                                                              ------------------



                           The A Consulting Team, Inc.
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               (Exact Name of Registrant as Specified in Charter)

          New York                       0-22945                 13-3169913
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(State or Other Jurisdiction        (Commission File           (IRS Employer
      of Incorporation)                  Number)             Identification No.)


             200 Park Avenue South, New York, New York          10003
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(Address of Principal Executive Offices)                     (Zip Code)



Registrant's telephone number, including area code         (212) 979-1010
                                                   -----------------------------


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         A description of an event affecting the Registrant is set forth in the Registrant's press release dated July 7, 2000 attached hereto as Exhibit Number 99 which is incorporated by reference herein in its entirety.

Item 7.  Exhibits.

                    Exhibits                Description

                    99             Press Release Issued July 7, 2000



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            The A Consulting Team, Inc.
                                            ---------------------------
                                                     Registrant


Dated: July 18, 2000

                                            By: /s/ Frank T. Thoelen
                                                ------------------------
                                                Name:  Frank T. Thoelen
                                                Title: Treasurer and Chief
                                                       Financial Officer


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                                  Exhibit Index

                Exhibit No.     Description
                -----------     -----------

                  99            Press release dated July 7, 2000